SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 30, 2000
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                              Southern Energy, Inc.
             (Exact name of registrant as specified in its charter)

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     Delaware                      001-16107           58-2056305
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  (State or other jurisdiction   (Commission File  (IRS Employer Identification
    of incorporation)                 Number)                  No.)


          1155 Perimeter Center West Suite 100, Atlanta, Georgia 30338
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               (Address of principal executive offices)         (Zip Code)


        Registrant's telephone number, including area code (678) 579-7000
                          -----------------------------


                                       N/A
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         (Former name or former address, if changed since last report.)





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Item 2. Acquisition or Disposition of Assets.

 On August 23, 2000, WPD Limited ("WPDL"), a company at that time 40% owned by a subsidiary of Southern Energy, Inc. ("Southern Energy") and 60% owned by a subsidiary of PPL Corporation ("PPL"), made an offer to acquire all of the outstanding shares of Hyder plc ("Hyder") for a total purchase price for the ordinary shares of Hyder of approximately (pound)565 million (approximately $847 million), or 365 pence (approximately $5.47) per Hyder share, plus the assumption of approximately (pound)2.1 billion (approximately $3.2 billion) of debt as of March 31, 2000. Hyder owns and operates the electricity network in South Wales and the water distribution and wastewater treatment business for all of Wales. On September 15, 2000, WPDL committed unconditionally to purchase any shares of Hyder tendered by Hyder shareholders. As of September 30, 2000, WPDL had purchased from shareholders approximately 71% of the Hyder shares. On October 30, 2000, WPDL finalized the acquisition of Hyder by making payment for the additional shares needed to bring WPDL's ownership over 90%. Under UK company law, the acquisition of more than 90% of the outstanding shares allowed WPDL to acquire the remaining shares at its option. On October 31, 2000, WPDL exercised this right by sending notification to the outstanding shareholders and now owns 100% of Hyder.

As part of the arrangement between Southern Energy and PPL, Southern Energy had a call right to acquire an additional 9% of the shares in WPDL from PPL and to acquire a proportionate interest (based on its ownership interest) of the shareholder loans to WPDL and WPD Holdings for a total consideration of approximately $38 million. Southern Energy exercised that right effective December 1, 2000.

WPDL's acquisition of the outstanding shares of Hyder was financed through a combination of loans from its shareholders and affiliate companies. In September 2000, WPD Holdings UK ("WPD Holdings"), an indirect 49% owned subsidiary of Southern Energy, closed a (pound)210 million (approximately $310 million) 364-day term loan facility (the "Facility") arranged through Citibank to finance part of the purchase price paid by WPDL for the Hyder shares. The Facility's initial interest rate is LIBOR plus 90 basis points per annum. Once WPD Holdings obtains a rating for its senior unsecured debt from Standard & Poor's and Moody's, the interest rate margin over LIBOR will be based on a ratings grid. As the Facility was drawn, proceeds were loaned to WPDL to purchase Hyder shares. Furthermore, the shareholders of WPD Holdings made subordinated loans to WPD Holdings of (pound)150 million (approximately $222 million) which WPD Holdings loaned to WPDL, and the shareholders of WPDL made loans to WPDL of (pound)140 million (approximately $207 million), in each case to fund the Hyder share purchase. The shareholder loans were made in proportion to the respective shareholders'  ownership interest.  In addition,  Western Power Distribution,  a wholly owned subsidiary of WPD Holdings, loaned WPDL (pound)85 million (approximately $126 million) to fund the Hyder share purchase.


Furthermore, in conjunction with the completion of this acquisition and with the approval of lenders, Southern Energy and a subsidiary of PPL, effective December 1, 2000, have modified the voting rights of WPD Holdings to 50% each so that each party will equally share operational and management control of WPD Holdings.


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CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

         This Form 8-K includes forward-looking statements in addition to historical information. These statements involve known and unknown risks and relate to future events, Southern Energy, Inc.'s future financial performance or its projected business results. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these terms or other comparable terminology. Forward-looking statements are only statements of intent, belief or expectations. Actual events or results may differ materially from any forward-looking statement as a result of various factors. These factors include: legislative and regulatory initiatives regarding deregulation and restructuring of the electric utility industry; the extent and timing of the entry of additional competition in the markets of Southern Energy, Inc.'s subsidiaries and affiliates; Southern Energy, Inc.'s pursuit of potential business strategies, including acquisitions or dispositions of assets or internal restructuring; state, federal and other rate regulations in the United States and in foreign countries in which its subsidiaries and affiliates operate; changes in or application of environmental and other laws and regulations to which Southern Energy, Inc. and its subsidiaries and affiliates are subject; political, legal and economic conditions and developments in the United States and in foreign countries in which the Southern Energy, Inc.'s subsidiaries and affiliates operate; financial market conditions and the results of its financing efforts; changes in commodity prices and interest rates; weather and other natural phenomena; Southern Energy, Inc.'s performance of projects undertaken and the success of its efforts to invest in and develop new opportunities; and other factors. Although Southern Energy, Inc. believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee future results, events, levels of activity, performance or achievements.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial Statements of the businesses acquired.

                  Reference is made to the section entitled "Report of Independent Accountants and Financial Statements of Hyder
                  plc," (pages F-132 to F-206) in the prospectus filed by Southern Energy, Inc. with the SEC on September 27, 2000 pursuant to Rule 424(b) under the Securities Act of 1933, as amended, with respect to Southern Energy's registration statement on Form S-1 (Registration No. 333-35390), for financial statements and other information regarding Hyder plc.

(b)      Pro forma financial information.

                  Reference is made to the section entitled "Introduction to Unaudited Pro Forma Financial Information" (pages F-207 to F-214) in the prospectus filed by Southern Energy, Inc. with the SEC on September 27, 2000 pursuant to Rule 424(b) under the Securities Act of 1933, as amended, with respect to Southern Energy's registration statement on Form S-1
                  (Registration No. 333-35390), for pro forma financial information regarding the acquisition of Hyder plc and the deconsolidation of WPD.








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                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:     December 5, 2000                       SOUTHERN ENERGY, INC.



                                                 By /s/ James A. Ward
                                                --------------------------------
                                                 James A. Ward
                                                 Senior Vice President, Finance
                                                 And Accounting
                                                (Principal Accounting Officer)